Exhibit 10.1

AMENDMENT NO. 2 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
AMENDMENT NO. 2 dated as of September 28, 2015 (the “Amendment”) to the Amended and Restated Credit and Guaranty Agreement, dated as of December 17, 2014, among Pattern US Finance Company LLC (“US Borrower”), Pattern Canada Finance Company ULC (“Canada Borrower” and, together with US Borrower, the “Borrowers”), Royal Bank of Canada (acting through its New York Branch), as Administrative Agent (the “Administrative Agent”) and the other parties party thereto, as amended by that certain Amendment No. 1 to Amended and Restated Credit and Guaranty Agreement, dated as of June 12, 2015 (the “Credit Agreement”).
W I T N E S S E T H :
WHEREAS, the Borrowers have, by notice to the Administrative Agent, requested an increase of the existing Revolving Commitments in the amount of $100,000,000 pursuant to Section 2.22(a) of the Credit Agreement.
WHEREAS, each financial institution identified on the signature pages hereto as an “Increased Commitment Lender” (each, an “Increased Commitment Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of Increased Commitments set forth on Schedule 1 hereto opposite the name of such Increased Commitment Lender (such Increased Commitments, the “2015 Increased Commitments”), to make Revolving Loans to the Borrowers in an aggregate amount up to but not exceeding its Revolving Commitment, and to become a Revolving Lender for all purposes under the Credit Agreement (each such Increased Commitment Lender, an “Additional Lender”).
WHEREAS, immediately after giving effect to the 2015 Increased Commitments and the assignments by the existing Lenders of their Revolving Commitment pursuant to Section 2.22(d) of the Credit Agreement, the Lenders and their respective Revolving Commitments shall be as set forth on Appendix A hereto.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Defined Terms; References; Interpretation. Unless otherwise specifically defined herein, each capitalized term used herein (including in the preamble and recitals hereto) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to

#4843-3698-0264

the Credit Agreement as amended hereby. The Rules of Interpretation set forth in Section 1.3 are hereby incorporated by reference herein, mutatis mutandis, as if fully set forth herein (except references to “Agreement” in such Section shall be deemed to be references to “Amendment”).
SECTION 2. Revolving Commitment Increase.
(a)    Each Additional Lender shall, as of the Amendment Effective Date (as defined below), become a party to the Credit Agreement as a Lender with a Revolving Commitment in the amount set forth opposite such Additional Lender’s name on Appendix A hereto, as such Revolving Commitment may thereafter be changed from time to time pursuant to the terms of the Credit Agreement. Each Additional Lender shall, as of the Amendment Effective Date, have all rights and obligations of a Revolving Lender under the Credit Agreement and the other Credit Documents.
(b)    As of the Amendment Effective Date, each existing Lender (without the need for execution of any document) shall be deemed to have irrevocably sold and assigned to each Additional Lender, and each Additional Lender shall be deemed to have irrevocably purchased and assumed from each existing Revolving Lender, (i) in the respective principal amounts (together with accrued interests) such interests in the Revolving Loans outstanding on the Amendment Effective Date as necessary so that, after giving effect to all such assignments and purchases, the Revolving Loans and any unused Revolving Commitments are held by the existing Lenders and the Additional Lenders ratably based on the allocation of Revolving Commitments set forth for the Lenders on Appendix A hereto and (ii) all of such existing Lenders’ rights and obligations in their respective capacities as Revolving Lenders under the Credit Agreement and the other Credit Documents in respect of such Revolving Loans. Such sales, assignments, purchases and assumptions shall be deemed to have been effected pursuant to the same terms and conditions as set forth in the form of Assignment and Assumption Agreement attached as Exhibit E to the Credit Agreement. Other than this Agreement and any replacement Revolving Loan Note to be provided to any existing Lender that requests such replacement Note in the applicable principal amount (not to exceed such existing Lender’s reduced Revolving Commitment), no document or instrument (including any Assignment and Assumption) shall be required to be executed in connection with any such sale, assignment, purchase and assumption. Each Additional Lender and existing Revolving Lender shall make such cash settlements between themselves, in a manner acceptable to and approved by the Administrative Agent, as they deem necessary and desirable with respect to such sales, assignments, purchases and assumptions. The Administrative Agent and each Borrower hereby consent to the assignments provided for in this Section 2(b). The consent of no other Person to such assignments shall be required to give effect to the 2015 Increased Commitments.

(c)    The reference to “$350,000,000 Revolving Credit Facilities” on the cover of the Credit Agreement shall be amended and restated as “$450,000,000 Revolving Credit Facilities”.
(d)    Third paragraph of the Recitals is hereby amended and restated in its entirety to read as follows:
“WHEREAS, the parties hereto wish to amend and restate the Existing Credit Agreement on the terms and subject to the conditions set forth herein, and to increase the revolving credit facilities to be made available pursuant to this Agreement to four hundred fifty million Dollars ($450,000,000).”
(e)    The last sentence of the definition of “Revolving Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The aggregate amount of the Revolving Commitments as of September 28, 2015 is four hundred fifty million Dollars ($450,000,000), which amount may be adjusted pursuant to Sections 2.11(b) or increased pursuant to Section 2.22.”
(f)    Appendix A hereto sets forth each Lender, and the Revolving Commitment of each Lender, after giving effect to the 2015 Increased Commitments and the Assignments. The Revolving Commitments of the Lenders are several and not joint.
(g)    Appendix A attached to the Credit Agreement is deleted and replaced with Appendix A hereto.
(h)    Appendix B attached to the Credit Agreement is deleted and replaced with Appendix B hereto.
SECTION 3. Representations of Borrowers. The Borrowers represent and warrant, as of the Amendment Effective Date, that (i) the representations and warranties of the Borrowers set forth in Section 4 of the Credit Agreement and in the other Credit Documents are true and correct in all material aspects on and as of the Amendment Effective Date (including, for the avoidance of doubt, as such representations and warranties relate to this Amendment and the execution and performance of this Amendment); provided that (x) to the extent that such representations and warranties specifically refer to an earlier date, they were true and correct in all material respects as of such earlier date and (y) in each case such materiality qualifier shall not be applicable to any representations and warranties that are already qualified by “materiality”, “Material Adverse Effect” or any similar qualifier, in the text thereof; (ii) no Event of Default exists and no Default or Event of Default shall exist after giving effect to this Amendment and the 2015 Increased Commitments; and (iii) the Borrowers are in compliance with the financial covenants set forth in Section 6.6 of the Credit Agreement (treating any such increase on account of the 2015 Increased Commitments as fully drawn for this purpose).
SECTION 4. Representations of Additional Lenders. Each Additional Lender: (a) represents and warrants, as of the Amendment Effective Date, that (i) it is legally authorized to enter into this Amendment and (ii) it is an Eligible Assignee; (b) confirms that it has received a copy of the Credit Agreement and the other Credit Documents (together with copies of the most recent financial statements referred to in Section 5.1 of the Credit Agreement) and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment; (c) agrees that it has made and will, independently and without reliance upon any Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, the other Credit Documents, or any instrument or document furnished pursuant hereto or thereto; (d) appoints and authorizes each Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto as are delegated to such Agent by the terms thereof, together with such powers as are reasonably incidental thereto; and (e) agrees that, as of the Amendment Effective Date, it shall be bound by the provisions of the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, and shall perform in accordance with its terms all the obligations which, by the terms of the Credit Agreement, the other Credit Documents or any other instrument or document furnished pursuant hereto or thereto, are required to be performed by it as a Revolving Lender.
SECTION 5. Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the “Amendment Effective Date”):
(a)    the Administrative Agent shall have received from each of the Borrowers and each Increased Commitment Lender a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;
(b)    the Administrative Agent shall have received the opinion of Davis Polk & Wardwell LLP, special counsel for the Credit Parties, dated the Amendment Effective Date (in form and substance reasonably satisfactory to the Administrative Agent);
(c)    the Administrative Agent shall have received the opinion of Blake, Cassels & Graydon LLP, Canadian counsel for the Credit Parties,

dated the Amendment Effective Date (in form and substance reasonably satisfactory to the Administrative Agent);
(d)    the Administrative Agent shall have received the opinion of McInnes Cooper, Nova Scotia counsel for the Credit Parties, dated the Amendment Effective Date (in form and substance reasonably satisfactory to the Administrative Agent);
(e)    the Borrowers shall have delivered to the Administrative Agent an Officer’s Certificate certifying the correctness of the matters set forth in Section 3; and
(f)    the Administrative Agent shall have received a certificate of an Authorized Representative of each Credit Party certifying and attaching the resolutions adopted by such Credit Party approving or consenting to the increase hereto.
SECTION 6. Certain Consequences Of Effectiveness; Reaffirmation Agreement.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the other Credit Parties, any Guarantor, or any other party under the Credit Agreement or any other Credit Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Credit Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)    By signing this Amendment, each Credit Party hereby confirms and reaffirms that (i) the obligations of each of the Credit Party under the Credit Documents, as amended hereby, constitute “Obligations” (as defined in the Credit Agreement) and “Secured Obligations” as defined in the applicable Collateral Document and are entitled to the benefit of the guarantees and the security interests set forth in the Collateral Documents or any other Credit Documents, (ii) the Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (iii) all Liens granted, conveyed or assigned to the Collateral Agent by such Credit Party pursuant to each Credit Document to which it is party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Obligations as amended hereby.
SECTION 7. Governing Law; Jurisdiction; Waiver of Jury Trial. Sections 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated by reference as if fully set forth in this Amendment mutatis mutandis (except that any references to “Agreement” therein shall mean this Amendment).
SECTION 8. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument
SECTION 9. Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
SECTION 10. Headings. The headings of various sections of this Amendment are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PATTERN US FINANCE COMPANY LLC, as US Borrower
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

PATTERN CANADA FINANCE COMPANY ULC, as Canada Borrower
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

PATTERN GULF WIND EQUITY LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

HATCHET RIDGE HOLDINGS LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

NEVADA WIND HOLDINGS LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

SANTA ISABEL HOLDINGS LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

OCOTILLO WIND HOLDINGS LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

PANHANDLE WIND HOLDINGS LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

PANHANDLE B MEMBER 2 LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

LOST CREEK WIND FINCO, LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

LINCOLN COUNTY WIND PROJECT HOLDCO, LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

LOGAN’S GAP B MEMBER LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

PATTERN ST. JOSEPH HOLDINGS INC., as Canada Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

[Signature Page to Amendment No. 2]

MUFG Union Bank, N.A., as Increased Commitment Lender
By:	/s/ Jeffrey Flagg
	Title:	VP

[Signature Page to Amendment No. 2]

Union Bank, Canada Branch, as Lending Office for the Canada Borrower
By:	/s/ Anne Collins
	Title:	Director

[Signature Page to Amendment No. 2]

Sumitomo Mitsui Banking Corporation, as Increased Commitment Lender
By:	/s/ Toshitake Funaki
	Title:	Managing Director

[Signature Page to Amendment No. 2]

ROYAL BANK OF CANADA, acting through its New York Branch, as Administrative Agent
By:	/s/ Yvonne Brazier
	Title:	Manager Agency

[Signature Page to Amendment No. 2]

APPENDIX A
REVOLVING COMMITMENTS

Lender and LC Issuing Bank	Revolving Loan and Letter of Credit Commitment	Pro Rata Share
Royal Bank of Canada, acting through its New York Branch	$50,000,000.00	11.111111%
Bank of Montreal, Chicago Branch	$50,000,000.00	11.111111%
Morgan Stanley Bank, N.A.	$50,000,000.00	11.111111%
Citibank, N.A.	$50,000,000.00	11.111111%
Subtotal	$200,000,000.00	44.444444%

Lender	Revolving Loan Commitment	Pro Rata Share
Bank of America, N.A.	$50,000,000.00	11.111111%
KeyBank National Association	$50,000,000.00	11.111111%
MUFG Union Bank, N.A.	$50,000,000.00	11.111111%
Sumitomo Mitsui Banking Corporation	$50,000,000.00	11.111111%
The Bank of Nova Scotia, London Branch	$30,000,000.00	6.666667%
Société Générale	$20,000,000.00	4.444444%
Subtotal	$250,000,000.00	55.555556%
Total	$450,000,000.00	100%

Swingline Lender	Swingline Loan Commitment	Pro Rata Share
Royal Bank of Canada, acting through its New York Branch	$25,000,000.00	100%

Appendix A-1    CREDIT AGREEMENT (PATTERN REVOLVER

APPENDIX B
TO CREDIT AND GUARANTY AGREEMENT
Notice Addresses
CREDIT PARTIES:
Pattern US Finance Company LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

With a copy to:

Davis Polk & Wardwell LLP
450 Lexington Avenue
New York, NY 10017
Phone: (212) 450 4000
Fax: (212) 701 5800

Pattern Canada Finance Company ULC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

With a copy to:

Blake, Cassels & Graydon LLP
Att: Peter MacGowan
199 Bay Street
Phone: 416-863-2278
peter.macgowan@blakes.com

Pattern Gulf Wind Equity LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Hatchet Ridge Holdings LLC

Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Nevada Wind Holdings LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Santa Isabel Holdings LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Ocotillo Wind Holdings LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Panhandle Wind Holdings LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Panhandle B Member 2 LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Pattern St. Joseph Holdings Inc.
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111

Phone: (415) 283 4000
Fax: (415) 362 7900

South Kent Wind LP
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Grand Renewable Wind LP
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Lincoln Country Wind Project Holdco, LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Lincoln Country Wind Project Holdco, LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Lost Creek Wind Finco, LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

Logan’s Gap B Member LLC
Attention: General Counsel
Pier 1, Bay 3
San Francisco, CA 94111
Phone: (415) 283 4000
Fax: (415) 362 7900

ADMINISTRATIVE AGENT, COLLATERAL AGENT, REVOLVING LENDERS, LC ISSUING BANKS AND SWINGLINE LENDER:
ADMINISTRATIVE AGENT AND COLLATERAL AGENT:
Royal Bank of Canada
Attention: Manager Agency Services
20 King Street West, 4th Floor
Toronto, Ontario M5H 1C4
Facsimile: (416) 842-4023

REVOLVING LENDERS:

Royal Bank of Canada
Attention: Letters of Credit
Three World Financial Center, 5th Floor
New York, NY 10281
Telephone: (212) 428-6235
Facsimile: (212) 428-3015

Bank of Montreal
Attention: Trade Finance Operations
Bank of Montreal - BMO Harris Bank N.A.
Trade Finance Operations
234 Simcoe Street, Toronto M5T 1T4

Morgan Stanley Bank, N.A.
Attention: Morgan Stanley Loan Servicing
1300 Thames Street Wharf, 4th floor
Baltimore, MD 21231
Telephone: (443) 627-4555
Facsimile: (212) 507-5010
msloanservicing@morganstanley.com

Citibank, N.A.
Attention: Global Loans
1615 Brett Road Building III
New Castle, DE 19720
Telephone: (201) 472-4414
Facsimile: (646) 274-5000

KeyBank National Association
127 Public Square
Cleveland, Ohio 44114
Telephone: (216) 689 7669

Société Générale
245 Park Avenue
New York, NY 10167
Telephone: (212) 278 6358
Facsimile: (212) 278 7868

Bank of America, N.A.
100 N. Tryon St. NC1-007-17-18
Charlotte, NC 28255
Telephone: (980) 386-3354

The Bank of Nova Scotia, London Branch
6th Floor, 201 Bishopsgate
London EC2M 3NS
Telephone: 01144-2078-2657-35
Facsimile: 01144-2078-2657-07
Sumitomo Mitsui Banking Corporation
277 Park Avenue
New York, NY 10172
Attention: BCDAD – Agency & Special Product Services
Telephone: (212) 224-4380
Fax: (212) 918-1633
Email: AgencyServices@smbcgroup.com

MUFG Union Bank, N.A.
445 S. Figueroa Street,
Los Angeles, CA 90071
Tel - 213-236-6911

and

Union Bank, Canada Branch (as Lending Office for the Canada Borrower)
#730, 440 – 2nd Avenue SW
Calgary, AB T2P 5E9
Tel – 403-233-4803

LC ISSUING BANKS
Royal Bank of Canada

Attention: Letters of Credit
Three World Financial Center, 5th Floor
New York, NY 10281
Telephone: (212) 428-6235
Facsimile: (212) 428-3015

Bank of Montreal
Attention: Trade Finance Operations
Bank of Montreal - BMO Harris Bank N.A.
Trade Finance Operations
234 Simcoe Street, Toronto M5T 1T4

Morgan Stanley Bank, N.A.
Attention: Nathan Hummel
1300 Thames Street, Thames Street Wharf, 4th Floor
Baltimore, MD 21231
Telephone: (443) 627-4555
Facsimile: (212) 507-5010
MSB.LOC@morganstanley.com

Citibank, N.A.
388 Greenwich Street, 34th floor
New York NY 10013
Telephone: (212) 816-8663
Zorijana.Migliorini@Citi.com

SWINGLINE LENDER
Royal Bank of Canada
Attention: Administrator – GLA
Three World Financial Center, 5th Floor
New York, NY 10281
Telephone: (212) 428-6235
Facsimile: (212) 428-3015

SCHEDULE 1

2105 Increased Commitments

Additional Lender	Increased Commitment
MUFG Union Bank, N.A.	$50,000,000.00
Sumitomo Mitsui Banking Corporation	$50,000,000.00